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                                                                    EXHIBIT 23.3

                            CONSENT OF PATENT COUNSEL


     We hereby consent to the reference to our firm under the caption "Experts" regarding patents matters, as set forth in this Amendment No. 3 to Form S-1 Registration Statement of Careside, Inc., and the prospectus which forms a part thereof.


                                     /s/ OPPENHEIMER WOLFF & DONNELLY LLP

                                     Oppenheimer Wolff & Donnelly LLP


Los Angeles, California
February 18, 1999